     This First  Amendment to Credit  Agreement ("  Amendment")  is entered into between Texas Capital Bank, N.A., a national banking association  ("Lender") and
GulfWest Development Company, a Texas corporation, (the "Borrower") and is dated as of October 24, 2001. Terms defined in the Credit Agreement between the Lender and the Borrower dated November  30,2000,  as amended (the "Credit  Agreement"), are used  herein as therein  defined,  unless  otherwise  defined  herein or the context otherwise requires.

                                    RECITALS:

     WHEREAS,  the Borrower has requested that the Lender increase the Borrowing
Base and make other changes to the Credit Agreement;

     WHEREAS, the Guarantor has changed its name from GulfW est Oil Company to ~
- GulfWest Energy, Inc.

     WHEREAS,  contemporaneously  with  the  execution  of this  Amendment,  the
Borrower is acquiring  certain oil and gas  properties in Zavala  County,  Texas which will be pledged to the Lender as additional  security for the Obligations;
and

     WHEREAS,  the Lender is willing  to amend the  Credit  Agreement  under the terms and conditions set forth herein;

     NOW, THEREFORE, the Borrower and the Lender hereby agree as follows:

     1. The following  definitions are hereby added to Section 1.1 of the Credit
Agreement as follows:

     "First  Amendment to Credit  Agreement" means the First Amendment to Credit
Agreement dated October 24, 2001, between the Lender and the Borrower.

     2.  The  definition  of TCB  Rate  located  in  Section  1.1 of the  Credit
Agreement are hereby amended and restated in its entirety as follows:

     "TCB  Rate"  means,  on any  day,  the  greater  of (i) the  prime  rate as published in ~ Wall Street  Journal's  "Money  Rates" table for such day or (ii)
five and one-half  percent  (5.50%).  Ifmultiple  prime rates are quoted in such table,  then the highest prime rate quoted therein shall be the TCB Rate. In the event that a prime rate is not  published  in The Wall Street  Journal's  "Money
Rates"  table for any reason or The Wall Street  Journal is not  published  that day, the Lender will choose a substitute  TCB Rate,  for purposes of calculating
the  interest  rate   applicable   hereunder,   which  is  based  on  comparable
information,  until such time as a prime rate is  published  in The Wall  Street
Journal's  "Money Rates"  table.  In this  connection,  such prime rate for each
Saturday, Sunday or day for which banks are authorized to be closed in the state of Texas shall be the most recent  prime rate so  published if published no more than three days prior to such  date.  Each  change in the TCB Rate shall  become effective  without  notice to the  Borrower on the  effective  date of each such change.
                                        1

     3. The Borrowing  Base shall be $2,500,000 as of October 24, 2001,  and the an1ount by which the Borrowing Base shall  automatically  be reduced on November
1, 2001,  and on the first day of each  month  thereafter  shall be $36,000  per month, until redetermined in accordance with the Credit Agreement.

     4. The  Borrower  shall pay the Lender a facility fee of $8,000 on the date this First Amendment to Credit Agreement is executed.

     5. The  Borrower  shall pay the Lender an  engineering  fee of$3,000 on the date this First Amendment to Credit Agreement is executed.

     6. The Borrower shall execute and deliver or cause the  appropriate  Person to execute and deliver such  certificates,  mortgages,  an1endments to mortgages and other security  instruments  as the Lender may from time to time  reasonably request to reflect the terms of this Amendment. --

     7.  GOVERNING  LA W. This  Agreement  and the Note  shall be  governed  and controlled by the laws of the state of Texas without giving effect to principles thereof relating to conflicts of law; provided, however, that Chapter 346 of the
Finance  Code  (which  regulates  certain  credit  loan  accounts  and  triparty accounts) shall not apply to the Note.

     8. JURISDICTION AND VENUE. THE BORROWER HEREBY  IRREVOCABLY  SUBMITS TO THE
NON-EXCLUSIVE  JURISDICTION  OF ANY UNITED  STATES  FEDERAL OR TEXAS STATE COURT
SITTING IN DALLAS,  DALLAS COUNTY, TEXAS IN ANY ACTION OR PROCEEDING ARISING OUT
OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY  IRREVOCABLY AGREES
THAT ALL  CLAIMS  IN  RESPECT  OF SUCH  ACTION  OR  PROCEEDING  MAY BE HEARD AND
DETERMINED IN ANY SUCH COURT AND IRREVOCABLY  WAIVES ANY OBJECTION IT MAY NOW OR
HEREAFfER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN
SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT  FORUM.  NOTHING HEREIN SHALL
LIMIT THE RIGHT OF THE LENDER TO BRING  PROCEEDINGS  AGAINST THE BORROWER IN THE
COURTS  OF ANY OTHER  JURISDICTION.  ANY  JUDICIAL  PROCEEDING  BY THE  BORROWER
AGAINST  THE  LENDER OR ANY  AFFILIATE  OF THE  LENDER  INVOLVING,  DIRECTLY  OR
INDIRECTLY,  ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH
ANY LOAN  DOCUMENT  SHALL BE BROUGHT ONLY IN A COURT IN DALLAS,  DALLAS  COUNTY,
TEXAS.

     9. RELEASE OF CLAIMS.  The Borrower for itself,  its successors and assigns and all those at interest  therewith ( collectively,  the "Releasing  Parties"), jointly and severally,  hereby voluntarily and forever,  RELEASE,  DISCHARGE AND
ACQUIT the Lender and its officers, directors, shareholders,  employees, agents,
successors,  assigns,   representatives,   affiliates  and  insurers  (sometimes
referred  to below  collectively  as the  "Released  Parties")  and all those at
interest  therewith  of  and  from  any  and  all  claims,   causes  of  action,
liabilities, damages, costs (including, without
                                        2

     limitation,  attorneys' fees and all costs of court or other  proceedings), and  losses of every  kind or nature at this time  known or  unknown,  direct or indirect,  fixed or contingent,  which the Releasing Parties,  have or hereafter may have arising out of any act, occurrence,  transaction, or omission occurring from the beginning of time to the date of execution of this Amendment if related to the Note or the other Loan Documents (the "Released Claims"), except that the future  duties and  obligations  of the Lender under the Loan  Documents and the rights of the  Borrower  to its funds on deposit  with the  Lender  shall not be included in the term Released Claims.  IT IS THE EXPRESS INTENT OF THE RELEASING
PARTIES  THAT THE RELEASED  CLAIMS SHALL  INCLUDE ANY CLAIMS OR CAUSES OF ACTION
ARISING FROM OR  ATTRIBUTABLE  TO THE  NEGLIGENCE,  GROSS  NEGLIGENCE OR WILLFUL
MISCONDUCT OF ANY OF THE RELEASED PARTIES.

     10. WAIVER OF RIGHTS TO JURY TRIAL. THE BORROWER AND THE LENDER EACH HEREBY
KNOWINGLY, VOLUNTARILY,  INTENTIONALLY,  IRREVOCABLY, AND UNCONDITIONALLY WAIVES
ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT,  PROCEEDING,  COUNTERCLAIM,  OR
OTHER  LITIGATION  THAT RELATES TO OR ARISES OUT OF ANY OF THIS AGREEMENT OR ANY
OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF
ANY OF THE TERMS OR PROVISIONS  OF THIS  AGREEMENT OR ANY OTHER LOAN DOCUMENT OR
OTHERWISE  WITH RESPECT  THERETO.  THE PROVISIONS OF THIS SECTION ARE A MATERIAL
INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.

     11. Countemarts. For the convenience of the parties, this Amendment may be executed  in  multiple  counterparts,  each of which for all  purposes  shall be deemed to be an original,  and all such counterparts  shall together  constitute but one and the same agreement.

     12. Except  as  amended  hereby,  the  Credit  Agreement  shall  remain unchanged and in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                                       3

     13. ENTIRE  AGREEMENT.  THIS  AGREEMENT  CONSTITUTES  THE ENTIRE  AGREEMENT
BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF.  FURTHERMORE,  IN
THIS REGARD,  THIS  AGREEMENT  AND THE OTHER WRITTEN LOAN  DOCUMENTS  REPRESENT,
COLLECTIVELY,  THE FINAL  AGREEMENT  AMONG THE  PARTIES  THERETO  AND MAY NOT BE
CONTRADICTED  BY  EVIDENCE  OF  PRIOR,   CONTEMPORANEOUS,   OR  SUBSEQUENT  ORAL
AGREEMENTS OF SUCH PARTIES.  THERE ARE NO UNWRITTEN ORAL  AGREEMENTS  AMONG SUCH
PARTIES.

          IN WITNESS WHEREOF,  this Amendment is deemed executed effective as of the date first above written.

                                                     BORROWER:

                                                     By:
                                                     Name: Thomas R. Kaetzer
                                                     Title: President

                                                     LENDER:

                                                     TEXAS CAPITAL BANK, N .A.

                                                     By:
                                                     Name: Chris D. Cowan
                                                     Title: Vice President
                                       4

                            LIMITED RECOURSE GUARANTY
                                     Revised
               (GultWest Energy, Inc. f/k/a GultWest Oil Company)

          This LIMITED RECOURSE  GUARANTY (the "Guaranty")  dated as of November
     30, 2000, (but executed on October 24, 2001) is by GultW est Energy,  Inc.,
     a  Texas  corporation   (herein  referred  to  as  the  "Guarantor").   The
     capitalized  terms used herein shall have the meanings  assigned to them in the Credit  Agreement  (hereinafter  defined),  unless  they are  otherwise defined  herein.  This  Guaranty  is limited to the extent so  provided  in para2raph 12 hereof.
                                   WITNESSETH:

          WHEREAS,   GultWest  Development  Company,  a  Texas  corpration  (the
     "Borrower")  is arranging  financing  with Texas  Capital  Bank,  N.A. (the
     "Lender");

          WHEREAS,  the  Borrower  and the Lender have  entered  into the Credit
     Agreement dated November 30, 2000,  (such  agreement,  as the same may have been or be from time to time supplemented or amended,  or the terms thereof waived or modified being the "Credit  Agreement")  which sets forth,  inter alia,  the terms and  conditions  pursuant  to which the Lender will extend credit to the Borrower (which credit is evidenced by the Note issued by the
     Borrower to the Lender pursuant to the Credit Agreement);

          WHEREAS,  it is a condition  precedent to the obligation of the Lender to advance  additional  amounts to the Borrower that the Borrower cause the
     Guarantor to execute and deliver to the Lender this Guaranty;

          WHEREAS, the Guarantor has changed its name from GultW est Oil Company to GultW est Energy, Inc.; and

          WHEREAS,  the board 0 f directors of the Guarantor has determined that
     this  Guaranty  may   reasonably  be  expected  to  benefit,   directly  or
     indirectly, the Guarantor;

          NOW, THEREFORE, in order to induce the Lender to enter into the Credit
     Agreement, in consideration of the premises and for other good and valuable consideration,  the receipt of which is hereby acknowledged,  the Guarantor agrees as follows:

          1.  The  Guarantor,  as  primary  obligor  and not as  surety,  hereby irrevocably and unconditionally guarantees,  independently of the Borrower, to the Lender the due and punctual  payment when due by the Borrower of all amounts  payable  under the Credit  Agreement,  the Note and the other Loan
     Documents to which the Borrower is a party, whether principal,  interest or other amounts, including, without limitation,  attorneys' fees and costs of collection. The obligations of the Borrower guaranteed hereby and described in the  preceding  sentence  are  hereinafter  referred to as the  "Payment
     Obligations",  and are subject to the limitations provided for in paragraph
     12 of this Guaranty.
                                        1

          2. The  Guarantor  hereby  agrees that in the event that the  Borrower fails to pay any Payment  Obligations  for any reason  (including,  without
     limitation,  the  liquidation,   dissolution,   receivership,   insolvency,
     bankruptcy,  assignment  for  the  benefit  of  creditors,  reorganization, arrangement,  composition or readjustment of, or other similar  proceedings affecting the status, existence,  assets or obligations of the Borrower, or the  disaffirmance  by the  Borrower  in any  such  proceeding  of any Loan
     Document to which the  Borrower is a party),  the  Guarantor  will pay such
     Payment  Obligations  within five (5) days (the "Due Date")  following  the date  on  which  written  demand  is  made by the  Lender,  subject  to the limitation on amount as set forth in Qaragraph 12 hereof.

          3. The obligations of the Guarantor hereunder shall not be affected by
     (i) the genuineness,  validity,  regularity or enforceability of any of the
     Borrower's  obligations under the Credit  Agreement,  the Note or any other
     Loan  Document or any other  document to which the Borrower is a party,  or
     (ii) any amendment,  waiver or other  modification of the Credit Agreement, the Note or any other Loan  Document  or other  document  given or executed with or without the -, consent of the  Guarantor,  or (iii) any priority or preference to which any other  obligations  of the Borrower may be entitled over the Borrower's obligations under the Credit Agreement, the Note or any other Loan Document or other document to which the Borrower is a party,  or
     (iv) the release of any  collateral  or guaranty now or hereafter  securing the  Payment  Obligations,  or (v)  to  the  fullest  extent  permitted  by applicable law, any other circumstance  which might otherwise  constitute a legal or equitable  defense to or discharge of the  obligations of a surety
     or  guarantor.   This  Guaranty  shall  continue  to  be  effective  or  be automatically  reinstated,  as the case may be,  if,  for any  reason,  any payment  by or on  behalf  of the  Borrower  shall  be  rescinded  or  must otherwise be restored,  whether as a result of proceedings in bankruptcy or reorganization of the Borrower or otherwise, and the Guarantor gu(Y)antees, absolutely, irrevocably and unconditionally that all payments made by or on behalf of the  Borrower  in  respect  of its  obligations  under the Credit
     Agreement, the Note and the other Loan Documents will, when made, be final.

          4. This Guaranty shall constitute a guaranty of payment and not merely of  collection.  The  Guarantor  specifically  agrees  that it shall not be necessary  or  required,  and that the  Guarantor  shall not be entitled to require,  that the  Lender  (i) file suit or  proceed to obtain or assert a
     claim  for  personal   judgment   against  the  Borrower  for  the  Payment
     Obligations, or ( ii) make any effort at a collection or enforcement of the
     Payment  Obligations from the Borrower,  or (iii) foreclose against or seek to realize by suit or other process from any collateral pledged as security for the  Payrrlent  Obligations,  or (iv) file suit or proceed to obtain or assert a claim for personal  judgment  against any other Person  liable for
     the  Payment  Obligations,   or  (v)  make  any  effort  at  collection  or
     enforcement of the Payment  Obligations from any such other Person, or (vi)
     exercise  or assert any other right or remedy to which the Lender is or may be entitled in connection  with the Payment  Obligations or any security or other  guaranty  therefor,  or (vii)  assert or file any claim  against the assets of the Borrower or any other  guarantor  or other Person  liable for the Payment Obligations,  or any part thereof,  before or as a condition of enforcing the  liability of the Guarantor  under this Guaranty or requiring payment of said Payment Obligations by the Guarantor  hereunder,  or at any time thereafter.

          5. The Guarantor  waives notice of the acceptance of this Guaranty and of the performance or nonperformance by the Borrower, demand for payment or performance from the Borrower, or any other Person and notice of nonpayment or failure to perform on the part of the
                                        2

          Borrower and all demands whatsoever, other than the demand for payment hereunder provided for in Qaragraph 2 hereof.

          6. No  amendment  of or  supplement  to this  Guaranty,  or  waiver or modification  of or  consent  under the terms  hereof,  shall be  effective unless  evidenced by an instrument  in writing  signed by the Guarantor and the Lender.

          7. All payments  hereunder shall be made in the currency of the United
     States of  America  and at the place and in the manner as  provided  in the
     Credit Agreement and the Note for payments by the Borrower.

          8. The Guarantor  hereby  subordinates  any and all claims it may have against the Borrower, including without limitation, all indebtedness of the
     Borrower  to the  Guarantor  and any and all  claims  arising in respect of payments  made by the  Guarantor  pursuant  to this  Guaranty,  whether now existing or  hereafter  arising,  to any and all claims by  the_Lender  for amounts owing ~- from the Borrower to the Lender under the Credit Agreement and the Note.

          9.  Irrespective  of any  payment by the  Guarantor  pursuant  to this
     Guaranty,  the  Guarantor  will  not be  subrogated  in place of and to the claims and  demands of the Lender or any other  Person to whom  payment has been made, nor will the Guarantor have any right to participate in any Lien or  security  now or  hereafter  held by or on behalf of the  Lender  until payment in full of all amounts  guaranteed  hereby and  performance  of all obligations undertaken herein.

          10. Any notices or other  communications  required or  permitted to be given  herein  must be (i) given in writing  and  personally  delivered  or mailed by prepaid  certified or registered  mail, or (ii) made by facsimile delivered or transmitted, to the party to whom such notice of communication is  directed,  to the  address of such  party as  follows:  (A)  Guarantor:
     GulfWest Energy, Inc., 397 N. Sam Houston Parkway East, Suite 375, Houston,
     Texas 77080 (Attention: Thomas R. Kaetzer); (B) Lender: Texas Capital Bank,
     N.A., 2100 McKinney  Avenue,  Suite 100,  Dallas,  Texas 75201  (Attention:
     Energy Group), with a copy to Jackson Walker L.L.P., 901 Main Street, Suite
     6000, Dallas, Texas 75202 (Facsimile No. 214-953-5822) (Attention: Frank P.
     McEachern).  Any notice to be mailed or personally  deliver~d may be mailed or delivered to the  principal  offices of the party to whom such notice is addressed.  Any such notice or other  communication shall be deemed to have been given  (whether  actually  received or not) on the day it is mailed or personally  delivered as aforesaid or, if transmitted by facsimile,  on the day that such notice is transmitted as aforesaid.  Any party may change its address for purposes of this  Agreement by giving  notice of such change to the other parties pursuant to this paragraph.

          11.  The  Guarantor   waives  any  and  all  rights  and  remedies  of
     suretyship,  includjng, without limitation, those it may have or be able to assert by reason of the  provisions of Chapter 34 of the Texas Business and
     Commerce  Code. The Guarantor  waives any defense  arising by reason of any disability,  lack of corporate  authority or power, or other defense of the
     Borrower or any other guarantor of all or any part of the Obligations.  The
     Guarantor  expressly  waives  all  notices  of any  kind,  presentment  for payment,  demand for payment,  protest, notice of protest, notice of intent to  accelerate  maturity,  notice of  acceleration  of maturity,  dishonor, diligence,  notice of any  amendment  of any Loan  Document,  notice of any adverse  change in the financial  condition of the Borrower,  notice of any adjustment, indulgence, forbearance, or compromise that might be granted or given by
                                       3

     the Lender to the  Borrower  and  notice of  acceptance  of this  Guaranty, acceptance  on the part of the , .. Lender  being  conclusively  presumed by its request for this Guaranty and the delIvery of thIS Guaranty to the Lender.

     12.  Other than as  provided  in  Qaragraph  14 hereof and in the  sentence following,  collection  of amounts due under this  Guaranty  shall be limited to enforcement of the security documents securing this Guaranty. In this connection and as a condition to the limitations set forth in the preceeding sentence,  the
Guarantor  shall  deliver and cause at all times to be  delivered  to the Lender
100% of the Equity  Interests  in the Borrower  together  with stock powers with respect thereto executed in blank.

     13. In the event any part of the  Payment  Obligations  are  secured  by an interest  in real  property in Texas  ("Real  Property"),  and such  interest is foreclosed  upon  pursuant  to  a  judicial  or  nonjudicial  foreclosure  sale,
Guarantor  agrees  as  follows:   Notwithstanding   the  provisions  of  Section
51.003,51.004,  and 51.005 of the Texas Property Code (as the same maybe amended from time to ~- time), and to the extent permitted by law, Guarantor agrees that
Lender shall be entitled to seek a deficiency  judgment  from  Guarantor and any other party obligated on the Payment Obligations equal to the difference between the amount  owing on the Payment  Obligations  and the amount for which the Real
Property  was  sold  pursuant  to  judicial  or  nonjudicial  foreclosure  sale.
Guarantor  expressly  recognizes  that this section  constitutes a waiver of the above-cited  provisions of the Texas Property Code which would otherwise  permit
Guarantor and other Persons  against whom recovery of  deficiencies is sought or guarantors  independently (even absent the initiation of deficiency  proceedings against them) to present competent evidence of the fair market value of the Real
Property  as of  the  date  of the  foreclosure  sale  and  offset  against  any deficiency  the amount by which the  foreclosure  sale price is determined to be less than such fair market value.  Guarantor further  recognizes and agrees that this waiver creates an irrebuttable  presumption that the foreclosure sale price is  equal  to the  fair  market  value of the  Real  Property  for  purposes  of calculating  deficiencies  owed by the Borrower,  Guarantor,  and others against whom recovery of a deficiency is sought. Alternatively, in the event this waiver is  determined by a court of competent  jurisdiction  to be  unenforceable,  the following shall be the basis for the finder of fact's  determination of the fair market  value of the Real  Property  as of the date of the  foreclosure  sale in proceedings  governed  by  sections  51.003,  51.004,  and  51.005  of the Texas
Property  Code (as amended from time to time):  (a) The Real  Property  shall be valued in an "as is" condition as of the date of the foreclosure  sale,  without any  assumption  or  expectation  that the Real  Property  will be  repaired  or improved in any manner before a resale of the Real Property  after  foreclosure;
(b) The  valuation  shall  be based  upon an  assumption  that  the  foreclo~ure purchaser desires a prompt resale of the Real Property for cash promptly (but no later than twelve  months)  following the  foreclosure  sale; (c) All reasonable closing  costs  customarily  borne by the  seller in a  commercial  real  estate transaction  or oil and gas  property  transaction  should be deducted  from the gross fair market value of the Real  Property,  including,  without  limitation, brokerage  commissions,  title insurance,  title opinions,  a survey of the Real
Property,  tax prorations,  attorney's  fees, and marketing costs; (d) The gross fair market value of the Real  Property  shall be further  discounted to account for any estimated  holding costs  associated with  maintaining the Real Property
pending  sale,  including,   without  limitation  utilities  expenses,  property
management  fees,  taxes and  assessments  (to the extent not  accounted  for in
~lause (c) above), and other maintenance  expenses;  and (e) Any expert opinion, title opinions, testimony given or considered in connection with a determination of the fair market value of the Real Property must be
                                        4

     given by  persons  who have at least five years  experience  in  appraising property  similar to the Real  Property  and who have  conducted  and prepared a complete written  appraisal of the Real Property taking into  consideration  the factors set forth above.

     14. If this  Guaranty is placed in the hands of an attorney for  collection or is enforced  by suit or through  probate or  bankruptcy  court or through any other  judicial  proceedings,  the  Guarantor  shall pay to the Lender an amount equal to the reasonable  attorneys'  fees and  collection  costs incurred by the
Lender in the collection or enforcement of this Guaranty.

     15. The Guarantor  (i) agrees to maintain its corporate  existence and good standing in the State of Texas,  (ii) represents and warrants to the Lender that the  representations  and  warranties  applicable to the Guarantor in the Credit
Agreement  are true and correct and (iii)  agrees to comply with and be bound by the covenants and agreements in the Credit Agreement concerning the Guarantor. ~
~ - 16.  JURISDICTION AND VENUE. THE BORROWER HEREBY IRREVOCABLY  SUBMITS TO THE
NON-EXCLUSIVE  JURISDICTION  OF ANY UNITED  STATES  FEDERAL OR TEXAS STATE COURT
SITTING IN DALLAS,  DALLAS COUNTY, TEXAS IN ANY ACTION OR PROCEEDING ARISING OUT
OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY  IRREVOCABLY AGREES
THAT ALL  CLAIMS  IN  RESPECT  OF SUCH  ACTION  OR  PROCEEDING  MAY BE HEARD AND
DETERMINED  IN ANY SUCH COURT AND  IRREVOCABLY  WAIVES ANY  OBJECTION IT MAY NOW
ORHEREAFfERHA VE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING  BROUGHT
IN SUCH A COURT OR THAT SUCH  COURT IS AN  INCONVENIENT  FORUM.  NOTHING  HEREIN
SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN
THE COURTS OF ANY OTHER  JURISDICTION.  ANY JUDICIAL  PROCEEDING BY THE BORROWER
AGAINST  THE  LENDER OR ANY  AFFILIATE  OF THE  LENDER  INVOLVING,  DIRECTLY  OR
INDIRECTLY,  ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH
ANY LOAN  DOCUMENT  SHALL BE BROUGHT ONLY IN A COURT IN DALLAS,  DALLAS  COUNTY,
TEXAS.

     17. WAIVER OF RIGHTS TO JURY TRIAL.  THE GUARANTOR,  BY SIGNING BELOW,  AND
THE LENDER,  BY ITS REQUEST FOR THIS GUARANTY,  HEREBY  KNOWINGLY,  VOLUNTARILY,
INTENTIONALLY,  IRREVOCABLY,  AND  UNCONDITIONALLY  WAIVE ALL RIGHTS TO TRIAL BY
JURY IN ANY ACTION,  SUIT,  PROCEEDING,  COUNTERCLAIM,  OR OTHER LITIGATION THAT
RELATES TO OR ARISES OUT OF ANY OF THIS  GUARANTY OR ANY OTHER LOAN  DOCUMENT OR
THE ACTS OR  OMISSIONS OF THE LENDER IN THE  ENFORCEMENT  OF ANY OF THE TERMS OR
PROVISIONS OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT
THERETO.  THE  PROVISIONS  OF THIS  SECTION  ARE A MATERIAL  INDUCEMENT  FOR THE
LENDER'S ENTERING INTO THE CREDIT AGREEMENT.

     18. This  Guaranty  (i) may be executed  in several  counterparts,  each of which shall be deemed an original,  but all of which together  shall  constitute one and the same instrument and (ii)
                                       5

     shall be binding  upon the heirs,  personal  represinatives  sucessors  and assighns of the Guarantor and shall insure to the benefit of, and to the benefit of,  and shall be  enforcable  by,  any party  entitled  to the  benefit of this
Guaranty,  and their  respective  successors  and assighns.  The Guantor may not assighn his or its obligations  hereunder.

     19. This Guaranty shall be goverened by and construed in  accourdance  with the internal laws of the State of Texas.

     20. THIS AGREEMENT  CONSTITUTES  THE ENTIRE  AGREEMENT  BETWEEN THE PARTIES
HERETO  WITH  RESECT TO THE  SUBJECT  HERREOF.  FURTHERMORE,  IN REGARD TO, THIS
AGREEMENT  AND THE OTHER WRITTEN LOAN  DOCUMENTS  REPRESENT,  COLLECTIVELY,  THE
FINAL  AGREEMENT  AMONG  THE  PARTIES  THERETO  AND MAY NOT BE  CONTRADICTED  BY
EVIDENCE  OF  PRIOR,  CONTEMPORANEOUS,  OR  SUBSEQUENT  ORAL  AGREEMENT  OF SUCH
PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

     In witness  whereof,  the  Guarantor  has caused  this  Guarantyto  be duly executed as of the date first heirinabove set forth.

          GULFWESTENERGY, INC.
          BY:
          Thomas R. Kaetzer, President